STATEMENT OF INVESTMENTS
BNY Mellon International Bond Fund

January 31, 2024 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2%
Australia - 1.7%
Australia, Bonds, Ser. 158	AUD	1.25	5/21/2032	3,100,000		1,649,569
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	2,225,000		1,516,913
					3,166,482
Austria - .6%
Raiffeisen Bank International AG, Sr. Notes	EUR	0.05	9/1/2027	200,000		189,975
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	900,000		888,906
					1,078,881
Bermuda - .4%
Textainer Marine Containers VII Ltd., Ser. 2021-1A, Cl. A		1.68	2/20/2046	824,167	[b]	729,709
Canada - 3.0%
BMW Canada Auto Trust, Ser. 2021-1A, Cl. A3	CAD	0.76	12/20/2025	335,734	[b]	249,120
Canada, Bonds	CAD	1.75	12/1/2053	2,800,000		1,481,129
Canada, Bonds	CAD	3.25	9/1/2028	2,300,000		1,697,855
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	405,922	[b]	289,262
Ford Auto Securitization Trust, Ser. 2020-AA, Cl. A3	CAD	1.15	11/15/2025	606,286	[b]	441,872
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	1,107,000	[b]	829,091
GFL Environmental, Inc., Sr. Scd. Notes		6.75	1/15/2031	400,000	[b]	409,611
The Toronto-Dominion Bank, Sr. Unscd. Notes	EUR	1.95	4/8/2030	110,000		109,104
					5,507,044
Cayman Islands - .6%
Octagon 61 CLO, Ser. 2023-2A, Cl. A, (3 Month TSFR +1.85%)		7.17	4/20/2036	539,672	[b,c]	542,666
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl.A, (3 Month TSFR +1.90%)		7.21	7/15/2036	600,000	[b,c]	605,509
					1,148,175
China - 6.9%
China, Bonds	CNY	2.60	9/1/2032	41,700,000		5,859,075
China, Bonds	CNY	3.73	5/25/2070	19,150,000		3,359,332
China, Unscd. Bonds	CNY	3.81	9/14/2050	19,600,000		3,305,509
					12,523,916

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
Denmark - 1.0%
Carlsberg Breweries AS, Sr. Unscd. Notes	EUR	4.25	10/5/2033	1,150,000		1,319,011
Denmark, Bonds	DKK	4.50	11/15/2039	2,500,000		457,136
					1,776,147
France - 7.2%
BNP Paribas SA, Sr. Notes	EUR	3.63	9/1/2029	200,000		217,382
Credit Agricole SA, Sr. Notes		5.34	1/10/2030	756,000	[b]	759,522
Electricite de France SA, Jr. Sub. Notes	EUR	2.63	12/1/2027	600,000	[d]	589,093
France, Bonds	EUR	0.75	5/25/2052	1,900,000		1,139,359
France, Bonds	EUR	3.00	5/25/2033	3,225,000		3,596,514
France, Bonds	EUR	4.00	10/25/2038	735,000		895,819
French, Bonds	EUR	3.00	5/25/2054	250,000	[b]	258,027
French Republic, Bonds	EUR	2.75	2/25/2029	2,375,000		2,612,054
Kering SA, Sr. Unscd. Notes	EUR	3.63	9/5/2031	500,000		557,797
Kering SA, Sr. Unscd. Notes	EUR	3.88	9/5/2035	400,000		452,504
La Banque Postale SA, Sub. Notes	EUR	5.50	3/5/2034	400,000		452,518
Orano SA, Sr. Unscd. Notes	EUR	5.38	5/15/2027	600,000		677,445
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	800,000		812,056
Suez SACA, Sr. Unscd. Notes	EUR	5.00	11/3/2032	100,000		118,333
					13,138,423
Germany - 2.8%
Amprion GmbH, Sr. Unscd. Notes	EUR	0.63	9/23/2033	200,000		166,065
Amprion GmbH, Sr. Unscd. Notes	EUR	3.97	9/22/2032	1,100,000		1,231,415
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	1.88	5/24/2030	460,000		471,936
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	2.75	3/19/2029	550,000		595,495
Deutsche Bahn Finance GmbH, Gtd. Notes	EUR	3.25	5/19/2033	384,000		428,631
Eurogrid GmbH, Gtd. Notes	EUR	0.74	4/21/2033	200,000		170,173
Eurogrid GmbH, Gtd. Notes	EUR	1.11	5/15/2032	200,000		180,752
LEG Immobilien SE, Sr. Unscd. Notes	EUR	0.88	1/17/2029	100,000		94,110
Vonovia SE, Sr. Unscd. Notes	EUR	0.75	9/1/2032	1,300,000		1,067,043
Vonovia SE, Sr. Unscd. Notes	EUR	2.38	3/25/2032	700,000		666,285
					5,071,905
Greece - .3%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.38	7/18/2038	522,000	[b]	612,214
Hungary - .4%
Hungary, Bonds, Ser. 32/A	HUF	4.75	11/24/2032	158,220,000		410,603
Hungary Government International Bond, Sr. Unscd. Notes	EUR	5.38	9/12/2033	317,000		357,488
					768,091

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 95.2% (continued)
Indonesia - .6%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	15,580,000,000	1,049,271
Ireland - 1.0%
ESB Finance DAC, Gtd. Notes	EUR	3.75	1/25/2043	450,000	476,408
Hammerson Ireland Finance DAC, Gtd. Notes	EUR	1.75	6/3/2027	367,000	361,699
Permanent TSB Group Holdings PLC, Sr. Unscd. Notes	EUR	6.63	4/25/2028	360,000	412,605
Permanent TSB Group Holdings PLC, Sub. Notes	EUR	3.00	8/19/2031	473,000	481,689
					1,732,401
Italy - 5.5%
Autostrade per L'Italia SpA, Sr. Unscd. Notes	EUR	1.88	9/26/2029	1,180,000	1,152,906
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	4,550,000	5,230,573
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 5Y	EUR	2.65	12/1/2027	2,000,000	2,141,264
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. CAC	EUR	2.45	9/1/2050	2,010,000	[b] 1,568,142
					10,092,885
Japan - 7.7%
Japan (20 Year Issue), Bonds, Ser. 156	JPY	0.40	3/20/2036	1,086,750,000	6,941,037
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	262,400,000	1,770,568
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	442,200,000	2,825,760
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	194,300,000	954,600
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	177,050,000	936,075
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	122,100,000	633,453
					14,061,493
Jersey - .6%
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1, (3 Month TSFR +1.77%)		7.08	7/15/2036	545,000	[b,c] 546,790
Invesco US Ltd. CLO, Ser. 2023-3A, CI. A, (3 Month TSFR +1.80%)		7.22	7/15/2036	575,000	[b,c] 578,188
					1,124,978
Luxembourg - .6%
Logicor Financing Sarl, Gtd. Notes	EUR	0.88	1/14/2031	515,000	434,927
Logicor Financing Sarl, Gtd. Notes	EUR	2.00	1/17/2034	134,000	112,995
SELP Finance Sarl, Gtd. Bonds	EUR	0.88	5/27/2029	270,000	248,724
SELP Finance Sarl, Gtd. Notes	EUR	3.75	8/10/2027	230,000	247,119
					1,043,765
Mexico - 1.4%
Mexico, Bonds, Ser. M	MXN	7.50	5/26/2033	47,100,000	2,448,498

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a] Value ($)
Bonds and Notes - 95.2% (continued)
Netherlands - 1.8%
Athora Netherlands NV, Sub. Notes	EUR	5.38	8/31/2032	1,032,000	1,079,896
BNI Finance BV, Gtd. Notes	EUR	3.88	12/1/2030	667,000	748,022
ING Groep NV, Sr. Unscd. Notes		6.11	9/11/2034	203,000	213,231
Sartorius Finance BV, Gtd. Notes	EUR	4.50	9/14/2032	700,000	797,463
Stellantis NV, Sr. Unscd. Notes	EUR	4.25	6/16/2031	290,000	326,080
Vonovia Finance BV, Gtd. Notes	EUR	0.50	9/14/2029	100,000	89,330
					3,254,022
New Zealand - 2.8%
New Zealand, Unscd. Bonds, Ser. 433	NZD	3.50	4/14/2033	3,930,000	2,213,446
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	5,540,000	2,802,098
					5,015,544
Peru - .8%
Peru Government Bond, Sr. Unscd. Bonds	PEN	7.30	8/12/2033	5,382,000	[b] 1,493,669
Poland - .2%
Poland, Bonds, Ser. 1033	PLN	6.00	10/25/2033	1,375,000	363,834
Portugal - .3%
Novo Banco SA, Sub. Notes	EUR	9.88	12/1/2033	500,000	611,810
Romania - .4%
Romania, Sr. Unscd. Notes		6.38	1/30/2034	714,000	[b] 730,625
Singapore - .5%
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.34	5/19/2063	300,000	299,996
Singapore, Bonds	SGD	3.38	9/1/2033	875,000	678,831
					978,827
South Africa - 1.7%
South Africa, Sr. Unscd. Bonds, Ser. 2044	ZAR	8.75	1/31/2044	78,992,000	3,120,442
South Korea - 4.9%
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	9,679,700,000	7,756,100
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	1,645,000,000	1,208,622
					8,964,722
Spain - 4.3%
Banco de Credito Social Cooperativo SA, Sr. Unscd. Notes	EUR	7.50	9/14/2029	200,000	233,150
Banco de Credito Social Cooperativo SA, Sub. Notes	EUR	5.25	11/27/2031	800,000	814,417
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.00	9/15/2032	700,000	658,341
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.75	10/23/2030	500,000	479,840
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.88	6/26/2029	500,000	496,199
Ibercaja Banco SA, Sub. Notes	EUR	2.75	7/23/2030	100,000	103,873
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	5,525,000	[b] 5,010,394
					7,796,214

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
Supranational - .3%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes		3.63	1/15/2032	639,000	[e]	544,369
Sweden - .4%
Sweden, Bonds, Ser. 1056	SEK	2.25	6/1/2032	6,825,000		659,705
Switzerland - 2.7%
Switzerland, Bonds	CHF	0.50	6/27/2032	1,775,000		2,008,195
UBS Group AG, Sr. Unscd. Notes	EUR	0.65	1/14/2028	550,000		546,103
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	1,021,000		896,686
UBS Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	1,395,000		1,417,591
					4,868,575
Thailand - .5%
Thailand, Sr. Unscd. Bonds	THB	3.39	6/17/2037	32,200,000		962,392
United Kingdom - 8.4%
BAT International Finance PLC, Gtd. Notes	EUR	2.25	1/16/2030	395,000		384,640
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	110,311	[b]	107,351
British American Tobacco PLC, Sub. Notes, Ser. 5.25	EUR	3.00	12/27/2026	700,000	[d]	690,043
Diageo Finance PLC, Gtd. Notes	EUR	2.50	3/27/2032	960,000		990,002
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO +0.59%)	GBP	5.81	12/16/2067	295,179	[b,c]	374,025
Thames Water Utilities Finance PLC, Sr. Scd. Notes	EUR	1.25	1/31/2032	111,000		91,037
Thames Water Utilities Finance PLC, Sr. Scd. Notes	EUR	4.38	1/18/2031	414,000		425,439
Tower Bridge Funding PLC, Ser. 2021-2, CI. A, (3 Month SONIO +0.78%)	GBP	6.00	11/20/2063	286,411	[c]	363,178
United Kingdom Gilt, Bonds	GBP	1.25	7/31/2051	4,125,000		2,606,488
United Kingdom Gilt, Bonds	GBP	3.25	1/31/2033	4,850,000		5,893,287
United Kingdom Gilt, Bonds	GBP	3.75	7/22/2052	200,000		225,250
United Kingdom Gilt, Bonds	GBP	4.50	6/7/2028	2,350,000		3,068,826
					15,219,566
United States - 22.9%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1		6.13	5/25/2068	500,348	[b]	500,402
Aligned Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2		6.00	8/17/2048	379,000	[b]	378,921
AMSR Trust, Ser. 2019-SFR1, Cl. B		3.02	1/19/2039	525,000	[b]	489,647
AT&T, Inc., Sr. Unscd. Bonds	EUR	3.55	12/17/2032	790,000		860,239
AT&T, Inc., Sr. Unscd. Notes	EUR	3.95	4/30/2031	412,000		461,248
AT&T, Inc., Sr. Unscd. Notes		4.50	5/15/2035	140,000		132,336
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A		5.49	6/20/2029	383,000	[b]	388,601

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United States - 22.9% (continued)
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A		6.02	2/20/2030	261,000	[b]	272,034
Bimbo Bakeries USA, Inc., Gtd. Notes		5.38	1/9/2036	200,000	[b]	201,800
Bristol-Myers Squibb Co., Sr. Unscd. Notes		6.25	11/15/2053	271,000		306,891
Bristol-Myers Squibb Co., Sr. Unscd. Notes		6.40	11/15/2063	285,000		327,814
Capital One Financial Corp., Sr. Unscd. Notes		7.62	10/30/2031	370,000		408,874
Carrier Global Corp., Sr. Unscd. Notes	EUR	4.50	11/29/2032	339,000	[b]	390,221
Carrier Global Corp., Sr. Unscd. Notes		5.90	3/15/2034	165,000	[b]	176,415
Carrier Global Corp., Sr. Unscd. Notes		6.20	3/15/2054	120,000	[b]	135,931
Celanese US Holdings LLC, Gtd. Bonds	EUR	5.34	1/19/2029	360,000		408,600
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1		6.60	7/25/2068	302,683	[b]	307,016
COLT Mortgage Loan Trust, Ser. 2023-4, Cl. A1		7.16	10/25/2068	549,943	[b]	562,875
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		5.93	8/15/2030	910,000	[b]	946,422
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		6.04	11/15/2033	341,000	[b]	358,237
Consumers Energy Co., First Mortgage Bonds		4.60	5/30/2029	438,000		439,139
CPS Auto Receivables Trust, Ser. 2021-D, Cl. B		1.09	10/15/2027	148,463	[b]	148,160
CVS Health Corp., Sr. Unscd. Notes		5.05	3/25/2048	100,000	[e]	91,769
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B		5.45	4/20/2048	119,446	[b]	106,788
CyrusOne Data Centers Issuer I LLC, Ser. 2023-2A, Cl. A2		5.56	11/20/2048	394,000	[b]	377,884
Duke Energy Carolinas LLC, First Mortgage Bonds		4.85	1/15/2034	1,240,000		1,233,128
Energy Transfer LP, Sr. Unscd. Notes		5.55	5/15/2034	229,000	[e]	230,493
Energy Transfer LP, Sr. Unscd. Notes		6.40	12/1/2030	270,000		287,779
Energy Transfer LP, Sr. Unscd. Notes		6.55	12/1/2033	284,000		306,439
Ent Auto Receivables Trust, Ser. 2023-1A, Cl. A3		6.24	1/16/2029	192,000	[b]	195,709
Enterprise Products Operating LLC, Gtd. Notes		4.85	1/31/2034	1,279,000		1,280,438
Exeter Automobile Receivables Trust, Ser. 2021-2A, Cl. C		0.98	6/15/2026	220,275		217,836
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	613,881	[b]	501,775

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United States - 22.9% (continued)
Federal Home Loan Mortgage Corp.,
4.50%, 6/1/2052				898,530	[f]	868,922
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, (1 Month SOFR +2.00%)		7.34	1/25/2051	138,354	[b,c,f]	134,796
Federal National Mortgage Association,
5.00%, 10/1/2052				5,242,138	[f]	5,182,800
Ford Motor Credit Co. LLC, Sr. Unscd. Notes		6.05	3/5/2031	734,000	[e]	738,051
General Motors Financial Co., Inc., Sr. Unscd. Notes		5.85	4/6/2030	263,000	[e]	270,171
Helios Issuer LLC, Ser. 2023-GRID1, Cl. 1A		5.75	12/20/2050	98,186	[b]	101,181
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	614,000		699,297
Honeywell International, Inc., Sr. Unscd. Notes	EUR	3.75	5/17/2032	242,000		270,423
John Deere Capital Corp., Sr. Unscd. Notes		4.50	1/16/2029	1,058,000	[e]	1,059,390
JPMorgan Chase & Co., Sr. Unscd. Notes		5.34	1/23/2035	574,000	[e]	583,557
Kite Realty Group LP, Sr. Unscd. Notes		5.50	3/1/2034	95,000		94,671
Metropolitan Life Global Funding I, Scd. Notes		4.85	1/8/2029	977,000	[b]	981,838
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A		5.36	9/22/2053	263,602	[b]	261,197
Nasdaq, Inc., Sr. Unscd. Notes		6.10	6/28/2063	119,000		128,503
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	781,000		713,408
Realty Income Corp., Sr. Unscd. Notes	EUR	4.88	7/6/2030	694,000		793,416
Realty Income Corp., Sr. Unscd. Notes	EUR	5.13	7/6/2034	114,000		133,440
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A		5.00	9/15/2048	515,000	[b]	490,993
Santander Drive Auto Receivables Trust, Ser. 2021-4, CI. C		1.26	2/16/2027	554,898		544,562
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	695,000	[b]	563,153
Stack Infrastructure Issuer LLC, Ser. 2023-1A, CI. A2		5.90	3/25/2048	150,000	[b]	149,185
Tapestry, Inc., Sr. Unscd. Notes		7.70	11/27/2030	289,000		306,472
Tapestry, Inc., Sr. Unscd. Notes		7.85	11/27/2033	303,000		324,049

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 95.2% (continued)
United States - 22.9% (continued)
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		5.94	8/18/2034	1,060,000		1,109,213
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		6.04	10/28/2033	371,000		388,179
Truist Financial Corp., Sr. Unscd. Notes		5.12	1/26/2034	304,000		296,108
Truist Financial Corp., Sr. Unscd. Notes		5.87	6/8/2034	826,000		846,501
Truist Financial Corp., Sr. Unscd. Notes		6.12	10/28/2033	72,000		74,816
Truist Financial Corp., Sr. Unscd. Notes		7.16	10/30/2029	212,000		229,015
U.S. Bancorp, Sr. Unscd. Notes		5.84	6/12/2034	583,000		601,908
U.S. Treasury Notes		4.25	12/31/2025	4,500,000		4,500,703
Vantage Data Centers Issuer LLC, Ser. 2023-1A, CI. A2		6.32	3/16/2048	583,000	[b]	587,417
Verizon Communications, Inc., Sr. Unscd. Bonds	EUR	4.25	10/31/2030	200,000		228,381
Verus Securitization Trust, Ser. 2023-4, CI. A1		5.81	5/25/2068	291,733	[b]	292,400
Verus Securitization Trust, Ser. 2023-5, CI. A1		6.48	6/25/2068	320,625	[b]	324,013
Volkswagen Group of America Finance LLC, Gtd. Notes		6.45	11/16/2030	790,000	[b]	842,962
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	380,000	[b]	343,936
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	283,000		256,142
WEA Finance LLC, Gtd. Notes		4.13	9/20/2028	93,000	[b]	83,458
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	111,000	[b]	76,812
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes		4.75	9/17/2044	656,000	[b]	470,050
Wells Fargo & Co., Sr. Unscd. Notes		5.39	4/24/2034	360,000		363,368
Wells Fargo & Co., Sr. Unscd. Notes		5.56	7/25/2034	630,000		643,435
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, (1 Month TSFR +1.26%)		6.60	2/15/2040	357,904	[b,c]	349,623
					41,733,776
Total Bonds and Notes (cost $177,493,646)				173,392,370

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .1%
Put Options - .1%
Swaption Receiver Markit CDX North America Investment Grade Index Series 41, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 19,100,000, Goldman Sachs & Co. LLC		0.55	2/21/2024	19,100,000	[g]	27,087
Swaption Receiver Markit CDX North America Investment Grade Index Series 41, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 19,100,000, Goldman Sachs & Co. LLC		0.60	3/20/2024	19,100,000	[g]	23,073
Swaption Receiver Markit iTraxx Europe Index Series 40, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 14,500,000, Citigroup Global Markets Inc.	EUR	0.63	3/20/2024	14,500,000	[g]	25,228
Swaption Receiver Markit iTraxx Europe Index Series 40, Payer 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 14,250,000, Goldman Sachs & Co. LLC	EUR	0.60	2/21/2024	14,250,000	[g]	19,680
Total Options Purchased (cost $76,436)				95,068
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - 2.7%
Registered Investment Companies - 2.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,014,456)		5.40		5,014,456	[h]	5,014,456

Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $3,105,300)		5.40		3,105,300	[h]	3,105,300
Total Investments (cost $185,689,838)				99.7%	181,607,194
Cash and Receivables (Net)				0.3%	599,851
Net Assets				100.0%	182,207,045

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term Secured Overnight Financing Rate Reference Rates

STATEMENT OF INVESTMENTS (Unaudited) (continued)

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, these securities were valued at $28,627,639 or 15.71% of net assets.

c Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

d Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

e Security, or portion thereof, on loan. At January 31, 2024, the value of the fund’s securities on loan was $3,399,385 and the value of the collateral was $3,482,032, consisting of cash collateral of $3,105,300 and U.S. Government & Agency securities valued at $376,732. In addition, the value of collateral may include pending sales that are also on loan.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Exercise price is referenced as basis points.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	182	3/15/2024	13,549,143[a]	13,865,761	316,618
Euro BTP Italian Government Bond	26	3/7/2024	3,236,913[a]	3,343,124	106,211
Euro-Schatz	18	3/7/2024	2,063,942[a]	2,065,672	1,730
Futures Short
Canadian 10 Year Bond	100	3/19/2024	9,051,759[a]	9,049,797	1,962
Euro 30 Year Bond	4	3/7/2024	605,706[a]	594,644	11,062
Euro-Bobl	59	3/7/2024	7,547,308[a]	7,557,627	(10,319)
Euro-Bond	42	3/7/2024	6,139,893[a]	6,166,150	(26,257)
Japanese 10 Year Bond	13	3/13/2024	12,963,697[a]	12,917,856	45,841
U.S. Treasury 10 Year	2	3/19/2024	224,684	224,656	28

Notes
Futures (continued)
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
U.S. Treasury 2 Year Notes	10	3/28/2024	2,056,157	2,056,563	(406)
U.S. Treasury 5 Year Notes	87	3/28/2024	9,324,505	9,429,985	(105,480)
U.S. Treasury Ultra Long Bond	57	3/19/2024	6,943,547	7,365,469	(421,922)
Ultra 10 Year U.S. Treasury Notes	136	3/19/2024	15,692,669	15,895,000	(202,331)
Gross Unrealized Appreciation				483,452
Gross Unrealized Depreciation				(766,715)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
British Pound	100,000	United States Dollar	126,974	3/5/2024	(208)
United States Dollar	181,262	Chinese Yuan Renminbi	1,285,000	3/5/2024	1,652
Malaysian Ringgit	380,000	United States Dollar	82,100	3/5/2024	(1,583)
Euro	96,000	United States Dollar	104,792	3/5/2024	(890)
United States Dollar	2,698,451	Mexican Peso	45,944,000	3/5/2024	44,858
BNP Paribas Corp.
United States Dollar	608,530	Singapore Dollar	810,000	3/5/2024	3,760
Chinese Yuan Renminbi	13,655,000	United States Dollar	1,908,082	3/5/2024	(4,587)
United States Dollar	243,362	Swiss Franc	207,000	3/5/2024	2,563
Citigroup Global Markets Inc.
Euro	172,000	United States Dollar	187,236	3/5/2024	(1,078)
Czech Koruna	12,144,000	United States Dollar	537,398	3/5/2024	(9,333)
Chinese Yuan Renminbi	45,305,000	United States Dollar	6,378,112	3/5/2024	(45,652)
United States Dollar	996,797	Chinese Yuan Renminbi	7,100,000	3/5/2024	4,402

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets Inc. (continued)
Canadian Dollar	327,000	United States Dollar	242,475	3/5/2024	855
Singapore Dollar	790,000	United States Dollar	588,977	3/5/2024	860
Israeli Shekel	1,501,000	United States Dollar	400,143	3/5/2024	11,837
British Pound	624,000	United States Dollar	789,090	3/5/2024	1,927
Goldman Sachs & Co. LLC
United States Dollar	195,120	Hungarian Forint	67,866,000	3/5/2024	4,732
Norwegian Krone	3,182,000	United States Dollar	307,848	3/5/2024	(5,036)
Romanian Leu	1,540,000	United States Dollar	338,699	3/5/2024	(4,365)
Australian Dollar	1,461,000	United States Dollar	973,756	3/5/2024	(14,148)
United States Dollar	5,319,881	South Korean Won	6,992,878,000	3/5/2024	70,151
United States Dollar	171,320	Japanese Yen	25,165,000	3/5/2024	(620)
United States Dollar	478,207	Canadian Dollar	645,000	3/5/2024	(1,755)
United States Dollar	457,283	Euro	420,000	3/5/2024	2,710
Swedish Krona	3,028,000	United States Dollar	294,186	3/5/2024	(2,802)
United States Dollar	20,470	Swedish Krona	213,000	3/5/2024	(27)
Polish Zloty	1,123,000	United States Dollar	281,138	3/5/2024	(793)
Malaysian Ringgit	5,370,000	United States Dollar	1,155,958	3/5/2024	(18,119)
United States Dollar	101,796	British Pound	80,000	3/5/2024	383
HSBC Securities (USA) Inc.
Thai Baht	98,263	United States Dollar	2,804	3/5/2024	(27)
Colombian Peso	1,457,480,000	United States Dollar	369,745	3/5/2024	2,116
Chinese Yuan Renminbi	90,234,384	United States Dollar	12,581,154	3/5/2024	(2,558)
United States Dollar	172,315	Chinese Yuan Renminbi	1,230,000	3/5/2024	393
Japanese Yen	2,956,639,000	United States Dollar	20,434,303	3/5/2024	(233,024)
United States Dollar	443,885	Japanese Yen	65,195,000	3/5/2024	(1,561)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC Securities (USA) Inc. (continued)
United States Dollar	3,477,556	South African Rand	65,237,000	3/5/2024	3,472
United States Dollar	477,995	Japanese Yen	69,163,000	3/5/2024	5,438
Danish Krone	896,000	United States Dollar	131,864	3/5/2024	(1,720)
Euro	752,000	United States Dollar	816,371	3/5/2024	(2,470)
United States Dollar	4,790,469	Euro	4,398,000	3/5/2024	30,446
United States Dollar	58,823	Swedish Krona	614,000	3/5/2024	(262)
Mexican Peso	20,940,000	United States Dollar	1,199,358	3/5/2024	10,076
United States Dollar	1,410,525	Peruvian Nuevo Sol	5,200,000	3/5/2024	44,885
Canadian Dollar	5,677,000	United States Dollar	4,227,423	3/5/2024	(3,013)
United States Dollar	148,222	Canadian Dollar	200,000	3/5/2024	(603)
United States Dollar	5,931,754	New Zealand Dollar	9,576,000	3/5/2024	78,084
British Pound	81,000	United States Dollar	102,719	3/5/2024	(39)
J.P. Morgan Securities LLC
British Pound	615,000	United States Dollar	785,942	3/5/2024	(6,334)
Canadian Dollar	745,000	United States Dollar	558,272	3/5/2024	(3,897)
Australian Dollar	410,000	United States Dollar	275,928	3/5/2024	(6,633)
Indonesian Rupiah	5,048,060,000	United States Dollar	324,005	3/5/2024	(4,309)
Euro	15,377,000	United States Dollar	16,757,243	3/5/2024	(114,478)
Japanese Yen	329,015,000	United States Dollar	2,293,452	3/5/2024	(45,452)
United States Dollar	82,651	Japanese Yen	12,145,000	3/5/2024	(330)
Chilean Peso	175,322,000	United States Dollar	191,887	3/5/2024	(3,864)
Morgan Stanley & Co. LLC
South African Rand	3,540,000	United States Dollar	184,038	3/5/2024	4,479
Swiss Franc	85,000	United States Dollar	100,522	3/5/2024	(1,643)
Canadian Dollar	130,000	United States Dollar	96,742	3/5/2024	(6)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Morgan Stanley & Co. LLC (continued)
Danish Krone	690,000	United States Dollar	101,819	3/5/2024	(1,597)
Swedish Krona	1,315,000	United States Dollar	128,595	3/5/2024	(2,053)
United States Dollar	63,567	Swiss Franc	55,000	3/5/2024	(413)
Australian Dollar	170,000	United States Dollar	112,197	3/5/2024	(538)
United States Dollar	918,596	British Pound	723,000	3/5/2024	2,081
Euro	658,000	United States Dollar	717,301	3/5/2024	(5,137)
United States Dollar	125,495	Euro	115,000	3/5/2024	1,029
Mexican Peso	1,155,000	United States Dollar	67,928	3/5/2024	(1,219)
United States Dollar	220,509	Australian Dollar	335,000	3/5/2024	476
United States Dollar	170,921	Canadian Dollar	230,000	3/5/2024	(228)
Euro	4,130,000	United States Dollar	4,543,843	3/5/2024	(73,880)
United States Dollar	412,990	Euro	380,000	3/5/2024	1,710
RBC Capital Markets, LLC
South Korean Won	303,815,000	United States Dollar	232,361	3/5/2024	(4,279)
United States Dollar	119,771	South Korean Won	160,015,000	3/5/2024	(356)
Japanese Yen	56,496,000	United States Dollar	383,948	3/5/2024	2,062
United States Dollar	958,861	Japanese Yen	140,985,000	3/5/2024	(4,421)
United States Dollar	1,985,644	Euro	1,825,000	3/5/2024	10,418
New Zealand Dollar	2,222,000	United States Dollar	1,359,573	3/5/2024	(1,297)
United States Dollar	1,486,052	Chinese Yuan Renminbi	10,695,000	3/5/2024	(4,822)
Indonesian Rupiah	1,619,120,000	United States Dollar	104,189	3/5/2024	(1,650)
UBS Securities LLC
United States Dollar	168,745	Euro	155,000	3/5/2024	986
Gross Unrealized Appreciation					348,841
Gross Unrealized Depreciation					(645,109)

See notes to financial statements.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation(Depreciation) ($)
EUR Fixed at 2.80 at Maturity	EUR - Eurostat Eurozone HICP Ex Tobacco Unrevised NSA at Maturity	7/28/2053	3,595,489	447,141	231,289	215,852
USD Fixed at 2.53 at Maturity	USD - US CPI Urban Consumers NSA at Maturity	7/28/2053	4,957,000	(68,305)	88,828	(157,133)
USD - US CPI Urban Consumers NSA at Maturity	USD Fixed at 2.45 at Maturity	7/28/2053	4,298,000	(3,921)	4,592	(8,513)
EUR Fixed at 2.5 at Maturity	EUR - Eurostat Eurozone HICP Ex Tobacco Unrevised NSA at Maturity	7/28/2053	2,979,490	88,012	65,401	22,611
GBP - 12 Month Sterling Overnight Interbank Average at 5.20%	GBP 12 Month Fixed at 3.45%	12/21/2028	11,253,624	120,999	8,765	112,234
SEK - 12 Month Fixed at 3.70%	SEK - 3 Month STIBOR at 4.05%	10/3/2028	9,200,944	537,118	454,925	82,193
Gross Unrealized Appreciation					432,890
Gross Unrealized Depreciation					(165,646)

EUR—Euro

GBP—British Pound

SEK—Swedish Krona

USD—United States Dollar

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
USD - 3 Month Secured Overnight Financing Rate at 5.34%	USD - Markit iBoxx $ Investment Grade Corporate Bond ETF at Maturity	J.P. Morgan Securities LLC	3/20/24	1,033,650	(27,266)

EUR - Markit iBoxx € Corporates at Maturity	EUR - 3 Month Euribor at 3.94%	Goldman Sachs & Co. LLC	3/20/24	3,185,191	36,419

USD - 3 Month Secured Overnight Financing Rate at 5.34%	USD - Markit iBoxx $ Investment Grade Corporate Bond ETF at Maturity	Morgan Stanley & Co. LLC	3/20/24	361,586	(9,351)

EUR - 3 Month Euribor at 3.94%	EUR - Markit iBoxx € Liquid High Yield Index at Maturity	Goldman Sachs & Co. LLC	3/20/24	7,299,836	(135,838)

EUR - Markit iBoxx € Corporates at Maturity	EUR - 3 Month Euribor at 3.94%	J.P. Morgan Securities LLC	3/20/24	4,116,671	(9,305)

EUR - Euribor at 3.94% at Maturity	EUR - Markit iBoxx € Liquid High Yield Index at Maturity	Goldman Sachs & Co. LLC	3/20/24	379,963	61

EUR - Markit iBoxx € Corporates at Maturity	EUR - Euribor at 3.94% at Maturity	Goldman Sachs & Co. LLC	3/20/24	863,236	(5,389)

EUR - Markit iBoxx € Corporates at Maturity	EUR - Euribor at 3.94% at Maturity	J.P. Morgan Securities LLC	3/20/24	761,598	1,551

EUR - Euribor at 3.94% at Maturity	EUR - Markit iBoxx € Liquid High Yield Index at Maturity	J.P. Morgan Securities LLC	3/20/24	326,832	(1,096)

OTC Total Return Swaps (continued)
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount ($)	Unrealized Appreciation (Depreciation) ($)
EUR - Euribor at 3.94% at Maturity	EUR - Markit iBoxx € Liquid High Yield Index at Maturity	Goldman Sachs & Co. LLC	3/20/24	327,248	(3,038)

EUR - Markit iBoxx € Corporates at Maturity	EUR - Euribor at 3.94% at Maturity	Goldman Sachs & Co. LLC	3/20/24	764,170	7,679

EUR - Markit iBoxx € Corporates at Maturity	EUR - Euribor at 3.94% at Maturity	J.P. Morgan Securities LLC	3/20/24	15,591,106	83,061

Gross Unrealized Appreciation	128,771
Gross Unrealized Depreciation	(191,283)

See notes to financial statements.

OTC Credit Default Swaps
Reference Obligation/ Counterparty	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation(Depreciation)($)
Purchased Contracts:[1]
Citigroup Global Markets Inc.
Southwest Airlines, 5.13%, 6/15/2027 Paid 3 Month Fixed Rate of 1.00%	12/20/2028	660,000	(4,436)	(1,394)	(3,042)
Deutsche Lufthansa, .25%, 9/6/2024 Paid 3 Month Fixed Rate of 1.00%	12/20/2028	291,789	4,740	4,641	99
Goldman Sachs & Co. LLC
United Airlines, 4.88%, 1/15/2025 Paid 3 Month Fixed Rate of 5.00%	12/20/2028	210,000	(5,041)	833	(5,874)
Gross Unrealized Appreciation				99
Gross Unrealized Depreciation				(8,916)

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
UPC Holding, 5.50%, 1/15/2028, Received 3 Month Fixed Rate of 5.00%	12/20/2028	389,052	40,061	3,961	36,100
Markit CDX North America High Yield Index Series 41, Received 3 Month Fixed Rate of 5.00%	12/20/2028	257,400	15,825	15,022	803
Markit iTraxx Europe Index Series 40, Received 3 Month Fixed Rate of 1.00%	12/20/2028	17,507,340	337,743	315,736	22,007
Purchased Contracts:[3]
Markit iTraxx Europe Crossover Index Series 40, Paid 3 Month Fixed Rate of 5.00%	12/20/2028	389,052	(29,798)	(6,388)	(23,410)
Markit iTraxx Europe Senior Financial Index Series 40, Paid 3 Month Fixed Rate of 1.00%	12/20/2028	20,284,739	(297,304)	(107,624)	(189,680)
Markit CDX North America Investment Grade Index Series 41, Paid 3 Month Fixed Rate of 1.00%	12/20/2028	67,200,000	(1,368,476)	(1,269,274)	(99,202)
Gross Unrealized Appreciation				58,910
Gross Unrealized Depreciation				(312,292)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon International Bond Fund

January 31, 2024 (Unaudited)

The following is a summary of the inputs used as of January 31, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	7,249,169	-	7,249,169
Collateralized Loan Obligations	-	2,273,153	-	2,273,153
Commercial Mortgage-Backed	-	3,180,883	-	3,180,883
Corporate Bonds	-	52,990,128	-	52,990,128
Foreign Governmental	-	96,510,041	-	96,510,041
Investment Companies	8,119,756	-	-	8,119,756
U.S. Government Agencies Collateralized Mortgage Obligations	-	501,775	-	501,775
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	134,796	-	134,796
U.S. Government Agencies Mortgage-Backed	-	6,051,722	-	6,051,722
U.S. Treasury Securities	-	4,500,703	-	4,500,703
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	348,841	-	348,841
Futures††	483,452	-	-	483,452
Options Purchased	-	95,068	-	95,068
Swap Agreements††	-	620,670	-	620,670
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(645,109)	-	(645,109)
Futures††	(766,715)	-	-	(766,715)
Options Written	-	(72,571)	-	(72,571)
Swap Agreements††	-	(678,137)	-	(678,137)

† See Statement of Investments for additional detailed categorizations, if any.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills)options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at January 31, 2024 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at January 31, 2024 are set forth in the Statement of Investments.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments.

At January 31, 2024, accumulated net unrealized depreciation on investments was $4,719,643, consisting of $5,906,495 gross unrealized appreciation and $10,626,138 gross unrealized depreciation.

At January 31, 2024, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.